Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Shmuel Shneibalg, Chief Executive Officer, President, Chief Financial Officer, and Director of Green Mountain Capital, Inc. (the "Company"), certifies, under the standards set forth and solely for the purposes of 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge, the Annual Report on Form 10-KSB of the Company for the fiscal year ended January 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 8, 2006



By:       /s/ Shmuel Shneibalg
         -------------------------------------------------
Name:    Shmuel Shneibalg
Title:   Chief Executive Officer,
         President, Chief Financial Officer, and Director
         (Principal executive and financial officer)


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.